Exhibit 10.5.3

                                    Amendment

      This Amendment is effective as of the signature date of the second party to sign (the "Effective Date"), and amends the Agreement made as of July 25, 2002 (the "Agreement") by and between Visual Networks of Texas, L.P. ("Systems Provider") and MCI WorldCom Network Services, Inc., for itself and its Affiliates (collectively, "MCI"). Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Agreement.

The parties hereby agree as follows:

1. With respect to Products ordered by MCI after the Effective Date, Paragraph number 3 of the Agreement is deleted in its entirety and replaced with the following:

      "Payment in full for all Products delivered by Systems Provider pursuant to this Agreement, as amended, must be received by Systems Provider within thirty (30) calendar days after the Product delivery date. MCI shall be entitled to take an additional discount of 2 percent (2%) off of the total amount of Systems Provider's invoice for invoices paid in full within fifteen (15) calendar days after Product delivery date. If Systems Provider does not receive payment when due under this Agreement, as amended, Systems Provider shall have no obligation to ship additional Products."

2. Paragraph 6 of the Agreement is hereby deleted in its entirety.

3. Unless explicitly modified herein, all terms and conditions of the Agreement remain in full force and effect.

4. The parties agree that for all purposes of the Agreement and the Reseller/Integrator Agreement referred to therein, the corporate name "MCI WorldCom Network Services, Inc." shall be substituted for "MCI
Telecommunications Corporation" under which MCI was formerly doing business.

      Therefore, the parties have caused this Amendment to be executed by their duly authorized representatives.

VISUAL NETWORKS                          MCI WORLDCOM NETWORK
OF TEXAS, L.P.                           SERVICES, INC.


By: /s/ JEFFERSON D. NORTON              By: /S/ B.R. BAGBY
    -----------------------------------      -----------------------------------

Name: JEFFERSON D. NORTON                Name: B.R. BAGBY
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Title: ASSOCIATE GENERAL COUNSEL         Title: DIRECTOR
       --------------------------------         --------------------------------

Date: AUGUST 28, 2002                    Date: 8/28/02
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